May 13, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549


Re:     Form 8-K ETCF Asset Funding Corporation,
  formerly DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address: marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

May 09, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION, formerly DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibit 1 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        E*TRADE RV AND MARINE TRUST 2004-1
            May 09, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)


By:   /s/ Matt Pechulis
Title:  Vice President, & Assistant Secretary
Date:   May 13, 2005

EX-1
E*TRADE RV AND MARINE TRUST 2004-1
Determination Date:         06-May-05
Monthly Payment Date:       09-May-05
Collection Period Ending:   30-Apr-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  5,684,767.01
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       12,786.00
    Current Monthly Interest Shortfall/Excess                                                                            39,126.62
    Recoup of Collection Expenses                                                                                           -40.00
    Investment Earnings (from Collection Account)                                                                         8,447.97
    Investment Earnings (from Reserve Account)                                                                           10,201.61
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              5,755,289.21

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,484,805.40
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,445,678.78
    Amount of Current Month Simple Interest Excess/Shortfall                                                             39,126.62
    Less: Servicer Advance Reimbursement                                                                                      0.00

    Amount of Interest Payments Received During the Collection Period available for distribution                      1,445,678.78

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (not more than the outstanding principal balance of the Notes)                  4,634,941.80
    Beginning Reserve Account Balance                                                                                 4,634,941.80
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  10,201.61
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                 -10,201.61
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             4,634,941.80
    Total Ending Reserve Balance                                                                                      4,634,941.80

IV. COLLECTIONS ON RECEIVABLES
a) Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                        1,445,678.78
    Scheduled Principal Payments Received                                                                             1,352,339.93
    Principal Prepayments Received                                                                                    2,886,748.30
    Total Interest and Principal Payments Received                                                                    5,684,767.01

b) Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      14,600.00
      minus Reasonable Expenses                                                                                          -1,814.00
    Net Liquidation Proceeds                                                                                             12,786.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        12,786.00

c) Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              5,697,553.01

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
a)   Pool Balance of Receivables as of the First Day of Collection Period                                           292,444,052.00
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                               121,851.69

b)   Indenture Trustee Fee                                                                                                  500.00

c)   Owner Trustee Fee                                                                                                      250.00

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)   Pool Balance
  ------------
     Initial Pool Balance                                                                                           308,996,120.23
     Pool Balance as of Preceding Accounting Date                                                                   292,444,052.00
     Pool Balance as of the Current Accounting Date                                                                 288,183,183.85
     Age of Pool in Months                                                                                                       5

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                         288,312,795.44
     Aggregate Note Balance as of Current Accounting Date                                                           283,543,125.82

b)  Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -------------------------------------------------------------------------------
             Current Month           Number of Loans             Principal Balance            Percentage
            ---------------         ----------------             -----------------            ----------
        30-59 Days Delinquent                5                        109,172.52                0.038%
        60-89 Days Delinquent                4                        130,423.74                0.045%
        90-119 Days Delinquent               1                         25,939.42                0.009%
        120+ Days Delinquent                 0                              0.00                0.000%
        Defaults for Current Period          2                         21,779,92                0.008%
        Cumulative Defaults                  4                         52,947,44                0.017%
        Cumulative Recoveries                                          18,044.53                0.006%

    Current Period Realized Losses
    ------------------------------
    Current Month Realized Losses                                                                                        21,779.92
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.007%
    Preceding Realized Losses                                                                                            31,167.52
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.010%
    Second Preceding Realized Losses                                                                                          0.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.000%
    Cumulative Realized Losses                                                                                           34,902.91
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.011%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
     Total Pool Factor                                                                                                   0.9326434
     Note Pool Factor                                                                                                    0.9176268

a)   Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                121,851.69
     Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b)   Noteholders' Monthly Interest Distributable Amount
     ---------------------------------------------------
           Class A-1                                                                                                     93,587.49
           Class A-2                                                                                                    172,671.67
           Class A-3                                                                                                    228,965.00
           Class A-4                                                                                                    113,208.33
           Class A-5                                                                                                    131,949.80
           Class B                                                                                                       35,565.42
           Class C                                                                                                       35,071.50
           Class D                                                                                                       43,800.75
           Class E                                                                                                            0.00


     Noteholders' Monthly Principal Distributable Amount
     --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
           Class A-1                                       42,061,795.44             4,778,117.56                    37,283,677.85
           Class A-2                                       66,200,000.00                     0.00                    66,200,000.00
           Class A-3                                       75,900,000.00                     0.00                    75,900,000.00
           Class A-4                                       32,500,000.00                     0.00                    32,500,000.00
           Class A-5                                       34,572,000.00                     0.00                    34,572,000.00
           Class B                                         10,042,000.00                     0.00                    10,042,000.00
           Class C                                          9,270,000.00                     0.00                     9,270,000.00
           Class D                                         10,815,000.00                     0.00                    10,815,000.00
           Class E                                          6,952,000.00                     0.00                     6,952,000.00

VIII. POOL STATISTICS
   Weighted Average Annual Percentage Rate:                                                                                  6.24%
   Weighted Average Remaining Term:                                                                                         181.99

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Indenture Trustee Fee +Note Int+Note Prin+Reserve Deposit)                        5,755,289.21
Less:	   Reserve Withdrawal                                                                                                  0.00
TOTAL FROM COLLECTION ACCOUNT                                                                                         5,755,289.21

Amount Due To Servicer (Servicing Fee)                                                                                  121,851.69
Amount Due To Servicer (Recovery of Servicer Advance)                                                                         0.00

TOTAL DUE TO SERVICER                                                                                                   121,851.69
